Commitments and Contingencies	12 Months Ended
Dec. 31, 2022
Commitments and Contingencies [Abstract]
Commitments and Contingencies
8.	Commitments and Contingencies:
Various claims, lawsuits, and complaints, including those involving government regulations and product liability, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, pool operators, agents, insurance and other claims with suppliers relating to the operations of the Company’s vessels. Currently, management is not aware of any such claims or contingent liabilities, which should be disclosed, or for which a provision should be established in the accompanying combined carve-out financial statements.
The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities that should be disclosed or for which a provision should be established in the accompanying combined carve-out financial statements. The Company is covered for liabilities associated with the vessels’ actions to the maximum limits as provided by Protection and Indemnity (P&I) Clubs, members of the International Group of P&I Clubs.
(a)	Commitments under Contracts for BWTS Installation
As of December 31, 2022, there are commitments relating to two installations expected to be concluded during 2024. It is estimated that the remaining contractual obligations related to these purchases, excluding installation costs, will be on aggregate approximately €1.2 million (or $1.3 million on the basis of a Euro/US Dollar exchange rate of €1.0000/$1.06749 as of December 31, 2022), all of which are due in 2024. These costs will be capitalized and depreciated over the remainder of the life of each vessel.